SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 7, 2006
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ	07677

(Address of principal executive offices)	(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
SIGNATURES
EX-99: BARR PHARMACEUTICALS EARNINGS RELEASE

Item 2.02 Results of Operations and Financial Condition.
On February 7, 2006, Barr Pharmaceuticals, Inc. (the “Company”) issued a press release announcing earnings results for the three and six months ended December 31, 2005. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.
The Company hosted a conference call and webcast at 8:30 a.m. Eastern time on Tuesday, February 7th discussing the earnings results for its Fiscal 2006 Second Quarter, ended December 31, 2005. A replay of the conference call will be available from 12 Noon Eastern time on February 7th through 11:59 PM Eastern time February 9th, and can be accessed by dialing (800) 475-6701 in the United States or (320) 365-3844 Internationally and using the access code 816380.
A replay of the webcast is available on the Company’s website at www.barrlabs.com in the Investor Relations / Calendar of Events section.

Exhibit Number	Exhibit

99.0	Barr Pharmaceuticals, Inc. February 7, 2006 earnings release.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: February 7, 2006	/s/ William T. McKee
William T. McKee
Vice President, Chief Financial Officer, and Treasurer